                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2006 (except for Note 17, as to which the date is September 12, 2006) in Amendment No. 4 to the Registration
Statement (Form S-1 No. 333-134311) and related prospectus of ImaRx Therapeutics, Inc. for the registration of shares of its common stock.


                                                        /s/ Ernst & Young LLP
Phoenix, Arizona
September 20, 2006